UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 16, 2021

Independence Realty Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-36041	26-4567130
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1835 Market Street, Suite 2601

Philadelphia, Pennsylvania, 19103

(Address of Principal Executive Office) (Zip Code)

(267) 270-4800

(Registrant’s telephone number, including area code)

N/A

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	IRT	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

On December 16, 2021, Independence Realty Trust, Inc. (“IRT”) filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “Original Form 8-K”) reporting, among other events and pursuant to Items 1.01, 2.01, 2.03, 3.02, 5.02, 7.01, 8.01 and 9.01 of Form 8-K, the consummation of the transactions contemplated by that certain Agreement and Plan of Merger, dated July 26, 2021 (the “Merger Agreement”), by and among IRT, Independence Realty Operating Partnership, LP, a Delaware limited partnership and a subsidiary of IRT (“IRT OP”), IRSTAR Sub, LLC, a Maryland limited liability company and a wholly-owned subsidiary of IRT (“IRT Merger Sub”), Steadfast Apartment REIT, Inc., a Maryland corporation (“STAR”), and Steadfast Apartment REIT Operating Partnership, L.P., a Delaware limited partnership and a subsidiary of STAR (“STAR OP”).  Pursuant to the Merger Agreement, on December 16, 2021, STAR merged with and into IRT Merger Sub, with IRT Merger Sub continuing as the surviving entity (the “Company Merger”), and immediately thereafter, STAR OP merged with and into IRT OP, with IRT OP continuing as a subsidiary of IRT (the “Partnership Merger” and, together with the Company Merger, the “Mergers”).

This Current Report on Form 8-K/A amends the Original Form 8-K to include updated Item 9.01(b) Pro Forma Financial Information, which IRT indicated would be provided no later than 71 days from the date on which the Original Form 8-K was required to be filed.

Item 9.01 of the Original Form 8-K is hereby amended and restated in its entirety as set forth below. The Original Form 8-K otherwise remains unchanged.

Item 9.01Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The audited financial statements of Steadfast Apartment REIT, Inc. as of December 31, 2020 and December 31, 2019 and for each of the years in the three year period ended December 31, 2020 are incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K filed by IRT on July 26, 2021 (Film No. 211114746).

The unaudited financial statements of Steadfast Apartment REIT, Inc. as of September 30, 2021 and for the three and nine months ended September 30, 2021 and 2020 are incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K filed by IRT on November 12, 2021 (Film No. 211404410).

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial statements of IRT as of and for the nine-month period ended September 30, 2021, and for the year ended December 31, 2020, giving effect to the Mergers and the transactions contemplated by the Merger Agreement, are filed as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated by reference herein.

(d) Exhibits.

99.1	Unaudited pro forma condensed combined financial statements of IRT as of and for the nine-month period ended September 30, 2021, and for the year ended December 31, 2020.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Independence Realty Trust, Inc.

February 18, 2022	By:	/s/ James J. Sebra
	Name:	James J. Sebra
	Title:	Chief Financial Officer and Treasurer